UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 5, 2025
(Date of earliest event reported)

Central Index Key Number of the issuing entity: 0001800294

Citigroup Commercial Mortgage Trust 2020-GC46

(exact name of the issuing entity as specified in its charter)

Central Index Key Number of the depositor: 0001258361

Citigroup Commercial Mortgage Securities Inc.

(exact name of the depositor as specified in its charter)

Citi Real Estate Funding Inc.

(Central Index Key Number: 0001701238)

Goldman Sachs Mortgage Company

(Central Index Key Number: 0001541502)

German American Capital Corporation

(Central Index Key Number: 0001541294)

(Exact names of sponsors as specified in their respective charters)

New York (State or other jurisdiction of incorporation or organization of the issuing entity)	333-2285927-06 (Commission File Number of the issuing entity)	35-7258125 35-7258126 (I.R.S. Employer Identification Numbers)

c/o Citibank, N.A.

as Certificate Administrator

388 Greenwich Street Trading, 4th Floor

New York, NY

(Address of principal executive offices of the issuing entity)

10013

(Zip Code)

Registrant’s telephone number, including area code:

(212) 816-5614

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

The 650 Madison Avenue mortgage loan, an asset of Citigroup Commercial Mortgage Trust 2020-GC46 (the “Issuing Entity”), is being serviced pursuant to the trust and servicing agreement, dated as of December 8, 2019 (the “MAD 2019-650M Trust and Servicing Agreement”), by and among Citigroup Commercial Mortgage Securities Inc., as depositor, KeyBank National Association, as servicer, 3650 REIT Loan Servicing LLC (as successor to LNR Partners, LLC), as special servicer, Wilmington Trust, National Association, as trustee, and Citibank, N.A., as certificate administrator, which governs the issuance of the MAD Commercial Mortgage Trust 2019-650M, Commercial Mortgage Pass-Through Certificates, Series 2019-650M. The MAD 2019-650M Trust and Servicing Agreement was filed as Exhibit 4.1 to the Current Report on Form 8-K/A with respect to the Issuing Entity, filed on June 8, 2020 under Commission File No. 333-228597-06.

Effective as of September 5, 2025, 3650 REIT Loan Servicing LLC has been terminated as special servicer under the MAD 2019-650M Trust and Servicing Agreement, and Green Loan Services LLC has been appointed to act as successor special servicer under the MAD 2019-650M Trust and Servicing Agreement. A copy of the related Acknowledgement and Assumption of Proposed Special Servicer dated September 5, 2025 is attached hereto as Exhibit 20.1

Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement dated as of February 1, 2020 relating to the Issuing Entity, filed as Exhibit 4.1 to the Current Report on Form 8-K with respect to the Issuing Entity dated February 26, 2020 under Commission File No. 333-228597-06.

The Outside Special Servicer with respect to the 650 Madison Avenue Mortgage Loan

Green Loan Services LLC, a Delaware limited liability company (“GLS”), acts as the special servicer (in such capacity, the “650 Madison Avenue Special Servicer”) for the 650 Madison Avenue Mortgage Loan pursuant to the MAD 2019-650M Trust and Servicing Agreement, and in such capacity will be responsible for the servicing and administration of the Specially Serviced Mortgage Loan, Liquidated Property, and Foreclosed Property (as such terms are defined in the MAD 2019-650M Trust and Servicing Agreement, as applicable) pursuant to the MAD 2019-650M Trust and Servicing Agreement. GLS maintains its principal servicing office at 1 Vanderbilt Ave and its telephone number is 212-594-2700. GLS is not an affiliated entity of the directing certificateholder which appointed GLS as the 650 Madison Avenue Special Servicer.

GLS became approved as a commercial mortgage-based securities special servicer by Fitch and currently has a special servicer rating of “CLLSS2” by Fitch. GLS is rated “Average” by S&P as a special servicer and on the S&P Select Servicer List.

GLS, a limited partnership formed in 2004. GLS is a wholly owned loan servicing subsidiary of SL Green Realty Corp. (“SLG”), a publicly traded REIT. GLS’s special servicing portfolio includes CRE mortgages, mezzanine loans, junior loan participations and preferred equity investments. The company performs special servicing predominantly for loans held on SLG’s balance sheet; however, it may perform third-party special servicing for holders of controlling class positions or rake bonds on a limited basis. GLS’s debt portfolio consists of first mortgages and subordinated positions generally in large, complex loan structures. Debt investments are typically backed by New York City properties and often are properties SLG underwrote as potential acquisitions.

As of December 31, 2024, GLS maintains a highly experienced and tenured special servicing team consisting of 17 employees. GLS’s employees are shared resources within SLG, allocating a portion of their time to special servicing. GLS employees include SLG’s CEO and president, members of the legal team, other senior managers and asset underwriters/credit personnel. Collectively, the management team serves as the company’s asset managers averaging 25 years of industry experience with extensive experience resolving large, complicated real estate assets with a particular expertise in the New York metropolitan office market.

As of December 31, 2024, GLS was named the special servicer on sixteen securitized loans across sixteen SASB transactions, totaling $10.6 billion in outstanding balance, and 5 non-securitized loans totaling $2.3 billion. As of the date of the filing of this 8-K, GLS is named on twenty securitized loans across twenty SASB transactions, totaling $15.3 billion in outstanding balance and eight non securitized loans totaling $2.8 billion.

As December 31, 2024, three securitized loans in three SASB transactions totaling $2.0 billion were in special servicing and GLS was also managing three non-securitized REO assets totaling $1.5 billion. As of the date of this filing, six securitized loans in six SASB transactions totaling $5.1 billion were in special servicing and GLS was also managing five non securitized loans and REO assets totaling $1.8 billion.

Both SLG’s securitized and its non-securitized portfolio reflect the company’s diverse investments in residential and retail properties, in addition to office, increasing GLS’s experience with diverse property types.

GLS has been special servicing since 2004 and has been appointed on $27.7 billion aggregate Unpaid Principal Balance, including $19.85 billion of CMS loans, $3.1 billion of CDO loans, and $4.75 billion of balance sheet loans over its history.

GLS recent CMBS special servicing portfolio (named special servicer) is summarized below:

Period Ending Aggregate UPB ($ billions)

12/31/22 $ 4.699

12/31/23 $ 5.115

12/31/24 $ 10.577

2025 (1) $ 15.342

(1) as of the date of this 8-K filing.

As required, GLS will engage vendors for third party services pertaining to, among other things, (i) the preparation of appraisals, inspections, surveys, title updates or policies, and environmental and property condition reports, and (ii) actions and decisions for legal issues, property management, listing, leasing, brokerage, tax appeal, REO insurance and operating information analysis.

GLS has developed policies, procedures and controls for the performance of its servicing obligations in compliance with applicable servicing agreements, and the applicable servicing criteria set forth in Item 1122 of Regulation AB. GLS reviews its policies and procedures regularly and updates them on an annual basis to ensure that they reflect its current servicing practices. There were no material changes made to the policies and procedures in 2024. Additionally, GLS has a documented disaster recovery and business continuity plan. GLS does not have a stand-alone internal audit department. GLS will engage a qualified independent public accounting firm to review internal audit functions.

In its capacity as a special servicer GLS does not have any advancing rights or obligations with respect to the commercial mortgage-backed securities pools as to which it acts as special servicer.

GLS, in its role as a special servicer, does not establish any bank accounts except for REO bank accounts as required pursuant to the transaction documents. All such accounts will be established at financial institutions meeting the requirements of the related transaction documents. Funds in such accounts will not be commingled.

In its capacity as the 650 Madison Avenue Special Servicer, GLS will not have primary responsibility for custody services of original documents evidencing the 650 Madison Avenue Mortgage Loan, but may from time to time have custody of certain of such documents as necessary for enforcement actions involving such mortgage loans or otherwise. To the extent that GLS has custody of any such documents for any such servicing purposes, such documents will be maintained in a manner consistent with the servicing standard specified in the MAD 2019-650M Trust and Servicing Agreement, as applicable.

GLS expects from time-to-time to be a party to lawsuits and other legal proceedings as part of its duties as a special servicer (e.g., enforcement of loan obligations) and/or arising in the ordinary course of its business. GLS does not believe that any such lawsuits or legal proceedings would, individually or in the aggregate, have a material adverse effect on its business or its ability to service loans pursuant to the MAD 2019-650M Trust and Servicing Agreement, as applicable. There are currently no proceedings pending and no legal proceedings known to be contemplated by governmental authorities, against GLS or of which any of its property is the subject, which are material to the MAD 2019-650M Mortgage Trust certificateholders.

From time to time, GLS and/or its affiliates may purchase or sell securities, including certificates issued in the MAD 2019-650M offerings.

GLS may enter into one or more arrangements with the applicable directing certificateholder, holders of certificates of the controlling class or any person with the right to appoint or remove and replace the special servicer under the MAD 2019-650M Trust and Servicing Agreement, as applicable, to provide for a discount and/or revenue sharing with respect to certain of the special servicing compensation in consideration of, among other things, GLS’s appointment as special servicer under the MAD 2019-650M Trust and Servicing Agreement, as applicable, and any related intercreditor agreement and limitations on such person’s right to replace the special servicer.

The information above set forth under this “The Outside Special Servicer with respect to the 650 Madison Avenue Mortgage Loan” heading has been provided by Green Loan Services LLC. A description of additional material terms of the MAD 2019-650M Trust and Servicing Agreement regarding the role of the special servicer with respect to the 650 Madison Avenue mortgage loan is included under the heading “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans— Specified Servicing Matters” in the Prospectus with respect to the Issuing Entity, dated February 13, 2020 and filed with the Securities and Exchange Commission on February 26, 2020 under Commission File No. 333-228597-06.

Item 9.01.		Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.		Description

Exhibit 20.1		Acknowledgment and Assumption of Proposed Special Servicer, dated September 5, 2025

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citigroup Commercial Mortgage Securities Inc.
(Depositor)

/s/ Richard Simpson

Richard Simpson, President

Date: September 5, 2025